                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): February 15, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES QWS-2)
             (Exact name of registrant as specified in its charter)

              DELAWARE             001-16833                    13-3891329
          (State or other        (Commission                (I. R. S. Employer
          jurisdiction  of        File Number)              Identification No.)
           incorporation)

      WORLD FINANCIAL CENTER,                                     10080
        NEW YORK,  NEW YORK                                    (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.

SECTION 6.        [RESERVED]

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.                 OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

              99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series QWS-2 on February 15, 2005.

                                    For information with respect to the
                           underlying securities held by PreferredPLUS Trust Series QWS-2, please refer to Qwest Communications International Inc.'s (Commission file number 001-15577) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                                    Although we have no reason to believe the
                           information concerning the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the guarantees has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

    ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Financial statements of business acquired.

                       None.

          (b)     Pro forma financial information.

                       None.

          (c)     Exhibits.

                  99.1        Trustee's report in respect of
                              the February 15, 2005 distribution to
                              holders of the PreferredPLUS Trust
                              Certificates Series QWS-2.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH DEPOSITOR, INC.

         Date: February 23, 2005      By:   /s/ Stephan Kuppenheimer
                                             ------------------------------
                                      Name: Stephan Kuppenheimer
                                      Title:President

                                  EXHIBIT INDEX


      99.1 Trustee's report in respect of the February 15, 2005 distribution to holders of the PreferredPLUS Trust Certificates Series QWS-2.